Exhibit Listing

The following Exhibit is attached in PDF format:

Exhibit  No.       Description of Exhibit
------------       ----------------------

99.2 September 5, 2006 letter agreement between New Valu, Inc., Genco Power Solutions, Inc. and Adsouth Partners, Inc.